SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 20, 2004

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                Series 2004-HYB4

On August 20, 2004, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2004-HYB4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2004-HYB4 relating to the distribution date of August 20, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 20, 2004


                             Payment Date: 08/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A         76,156,000.00    3.778046%       154,985.49    239,767.41      394,752.90       0.00       0.00
                        2A1       205,397,000.00    4.840222%        94,692.00    828,472.53      923,164.53       0.00       0.00
                        2A2         3,953,000.00    4.840222%         1,822.41     15,944.50       17,766.91       0.00       0.00
                        3A         90,027,000.00    4.641166%       996,095.91    348,191.89    1,344,287.80       0.00       0.00
Residual                AR                100.00    3.778046%           100.00          0.37          100.37       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,477,000.00    4.577078%         3,993.06     20,890.55       24,883.61       0.00       0.00
                        B1          3,912,000.00    4.577078%         2,852.08     14,921.28       17,773.35       0.00       0.00
                        B2          2,347,000.00    4.577078%         1,711.10      8,952.00       10,663.10       0.00       0.00
                        B3          2,151,000.00    4.577078%         1,568.21      8,204.41        9,772.62       0.00       0.00
                        B4            978,000.00    4.577078%           713.02      3,730.32        4,443.34       0.00       0.00
                        B5            782,456.02    4.577078%           570.46      2,984.47        3,554.93       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        391,180,556.02     -            1,259,103.73  1,492,059.73    2,751,163.46     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A         76,001,014.51              0.00
                                2A1       205,302,308.00              0.00
                                2A2         3,951,177.59              0.00
                                3A         89,030,904.09              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,473,006.94              0.00
                                B1          3,909,147.92              0.00
                                B2          2,345,288.90              0.00
                                B3          2,149,431.79              0.00
                                B4            977,286.98              0.00
                                B5            781,885.56              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        389,921,452.29     -
--------------------------------------------------------------------------------

                             Payment Date: 08/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A     76,156,000.00     3.778046% 12669FV67     2.035106      3.148372    997.964894
                           2A1   205,397,000.00     4.840222% 12669FV75     0.461019      4.033518    999.538981
                           2A2     3,953,000.00     4.840222% 12669FY72     0.461019      4.033518    999.538981
                           3A     90,027,000.00     4.641166% 12669FV83    11.064413      3.867638    988.935587
Residual                   AR            100.00     3.778046% 12669FW74   1,000.000000    3.739330      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,477,000.00     4.577078% 12669FV91     0.729059      3.814232    999.270941
                           B1      3,912,000.00     4.577078% 12669FW25     0.729059      3.814232    999.270941
                           B2      2,347,000.00     4.577078% 12669FW33     0.729059      3.814232    999.270941
                           B3      2,151,000.00     4.577078% 12669FW41     0.729059      3.814232    999.270941
                           B4        978,000.00     4.577078% 12669FW58     0.729059      3.814232    999.270941
                           B5        782,456.02     4.577078% 12669FW66     0.729059      3.814232    999.270941
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     391,180,556.02       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        79,169,771.83   217,972,984.94    92,778,699.52
Loan count                    150              513              191
Avg loan rate           3.918966%        5.115844%        5.101828%
Prepay amount           39,597.49        14,782.47       919,537.36

                          Total
                          -----
Prin balance       389,921,456.29
Loan count                    854
Avg loan rate                4.87
Prepay amount          973,917.32

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         8,720.97        47,924.36        34,880.84
Sub servicer fees            0.00           528.28             0.00
Trustee fees               594.97         1,635.55           703.33


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         6,533.82             0.00

                          Total
                          -----
Master serv fees        91,526.17
Sub servicer fees          528.28
Trustee fees             2,933.85


Agg advances                  N/A
Adv this period          6,533.82

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,586,593.40     4,361,458.10     1,875,559.71
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                7,823,611.20
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.002740%           100.000000%            375,533,100.00
   -----------------------------------------------------------------------------
   Junior            3.997260%             0.000000%             15,636,048.10
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,394,353.90
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,394,353.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,751,163.46          2,751,163.46
Principal remittance amount            1,259,103.73          1,259,103.73
Interest remittance amount             1,492,059.73          1,492,059.73